CAPITOL SERVICES

Capitol Corporate Services, Inc.
PO Box 1831
Austin, TX 78767
Phone: (800) 345-4647 Fax: (800) 432-3622
rassop@capitolservices.com

Service Of Process Transmittal Notice

KATHLEEN PARADISE BION ENVIRONMENTAL TECHNOLOGIES INC 9 E PARK CT OLD BETHPAGE NEW YORK 11804	**Date Processed:**	04/01/2025
	Completed By:	B. HUNT
	Delivery Method to Client:	FEDEX 2 DAY
	Tracking Number:	287088707878

Enclosed please find legal documents received on behalf of the client named below. These documents are being forwarded in accordance with your instructions.

Date / Time Received	Transmittal #	Delivered to Agent by
03/31/2025 3:30 PM in INDIANA	IN-299919	CERTIFIED MAIL

With Regard to Client
BION ENVIRONMENTAL TECHNOLOGIES, INC.

Title of Case or Action
DILLING GROUP, INC V THE HAMSTRA GROUP, INC, ET AL.

Case Number	Type of Document Served
56C01-2503-MF-000316	CITATION/SUMMONS

Court Name
NEWTON SUPERIOR COURT, INDIANA

Note

1-299919X

Filed: 3/21/2025 3:13 PM
Newton Circuit Court
Newton County, Indiana

STATE OF INDIANA)
) **SS: IN THE NEWTON COUNTY SUPERIOR COURT**
COUNTY OF NEWTON)

DILLING GROUP, INC.
Plaintiff,

vs.

THE HAMSTRA GROUP, INC.

and
NORTH PRAIRIE HOLDINGS, LLC a Michigan Limited Liability Company

and
BION ENVIRONMENTAL TECHNOLOGIES, INC.
Defendants.

Cause No. 56C01-2503-MF-000316

SUMMONS IN A CIVIL CASE

TO ABOVE NAMED DEFENDANT OR DEFENDANTS

You are hereby notified that you have been sued by the person named as plaintiff and in the Court indicated above.The nature of the suit against you is stated in the Complaint which is attached to this Summons. It also states the relief sought or the demand made against you by the plaintiff. An answer or other appropriate response in writing to the complaint must be filed either by you or your attorney within twenty (20) days, commencing the day after you receive this Summons, (or twenty-three (23) days if this Summons was received by mail), or a judgment by default may be rendered against you for the relief demanded by plaintiff. If you have a claim for relief against the plaintiff arising from the same transaction or occurrence, you must assert it in your written answer.

The following manner of service of summons is hereby designated: **CERTIFIED MAIL**

By:/s/ Sean M. Wagner
Attorney for Plaintiff
Much Shelist, PC
191 W. Wacker Dr. Ste 1800
Chicago, IL 60606

Dated: March 21, 2025

RETURN ON SERVICE OF SUMMONS

I hereby certify that I have served the within summons:

1. By delivering personally on the ___ day of ___, 2025 summons and a copy of the Complaint the within-named defendant(s).

2. By leaving on the __ day of ___, 2025, for the within-named defendant(s) a copy of the summons and a copy of the Complaint at the respective dwelling place or usual place of abode with some person of suitable age and discretion whose duties or activities include prompt communication of such information to the person being served.

3. By leaving on the __ day of ____, 2025, for the within named defendant(s) a copy of the summons and a copy of the Complaint at the respective or usual place of business or employment with some person of suitable age and discretion whose usual duties or activities include prompt communication of such information to the person being served.

Whenever service is made on part 2 or 3 there shall be added:

That on the __ day of ____, 2025, I sent by first-class mail a copy of the summons wihout the Complaint to each of the within-named defendant(s).

Clerk, Newton Superior Court

By: Jessica [signature]

NEWTON CIRCUIT COURT KENTLAND, INDIANA

SERVE VIA CERTIFIED MAIL:
HAMSTRA GROUP, INC.
c/o Mitchell H Vankley
12028 N. CR 200 W
Wheatfield, IN 46392

NORTH PRAIRIE HOLDINGS, LLC
c/o Richard J. Blauw, Jr.
588 3 Mile Rd, NW, Ste. 101
Grand Rapids, MI 49544

BION ENVIRONMENTAL
TECHNOLOGIES, INC.
c/o Capitol Corporate Services, Inc.
150 W Market St STE 400
Indianapolis, IN 46204

STATE OF INDIANA	)	**IN THE NEWTON COUNTY SUPERIOR COURT**
	) **SS.**	
COUNTY OF NEWTON	)	

DILLING GROUP, INC.
5010 W. 81st Street
Indianapolis, IN 46268

Plaintiff,

Cause No. 56C01-2503-MF-000316

vs.

THE HAMSTRA GROUP, INC.
12028 N. CR 200 W
Wheatfield, IN 46392

Serve: Mitchell H Vankley
12028 N. CR 200 W
Wheatfield, IN 46392

and
NORTH PRAIRIE HOLDINGS, LLC,
a Michigan Limited Liability Company
588 3 Mile Rd, NW, Ste. 101
Grand Rapids, MI 49544

Serve: Richard J. Blauw, Jr.
588 3 Mile Rd., NW Ste. 101
Grand Rapids, MI 49544

and
BION ENVIRONMENTAL
TECHNOLOGIES, INC.
9 East Park Ct.
Old Bethpage, NY 11804

Serve: Capitol Corporate Services, Inc.
150 W. Market St. Ste 400
Indianapolis, IN 46204

Defendants.

COMPLAINT

COMPLAINT FOR DAMAGES
AND FORECLOSURE OF MECHANIC'S LIEN

Dilling Group, Inc., ("Dilling") by and through its counsel, Much Shelist, P.C., and for its Complaint against The Hamstra Group, Inc., ("Hamstra"), BION Environmenal Technologies, Inc., ("Bion") and North Prairie Holdings, LLC a Michigan Limited Liability Company ("Owner") states as follows:

Parties

1. Plaintiff, Dilling, is a corporation in good standing organized and existing under the laws of the State of Indiana and authorized to do business in the State of Indiana with its principal place of business located at 5010 W. 81st Street, Indianapolis, IN 46268.

2. Defendant, Hamstra is a corporation in good standing organized and existing under the laws of the State of Indiana and authorized to do business in the State of Indiana with its principal place of business located at 12028 N. CR 200 W, Wheatfield, IN 46392.

3. Defendant, Owner is a limited liability company organized and existing under the laws of the State of Michigan with is principal place of business located at 588 3 Mile Rd., NW Ste 101 Grand Rapids, MI 49544.

4. Defendant, Bion Environmental Technologies, Inc., ("BION") is a corporation in good standing organized and existing under the laws of the State of Colorado and authorized to do business in the State of Indiana with its principal place of business located at 9 East Park Ct., Old Bethpage, NY 11804.

Jurisdiction and Venue

5. This Court has jurisdiction over the subject matter of this dispute because it involves improvements to real property situated in Newton County, Indiana and the amount in controversy exceeds the jurisdiction minimum of this Court exclusive of costs and interest.

6. This Court has jurisdiction over Dilling by virtue of it doing business in Newton County, Indiana.

7. This Court has jurisdiction over Hamstra by virtue of it doing business in Newton County, Indiana.

8. This Court has jurisdiction over Owner by virtue of it owning real property in Newton County, Indiana.

9. This Court has jurisdiction over Bion by virtue of it leasing real property and or doing business in Newton County, Indiana.

10. Venue for this dispute appropriately lies with this Court because it concerns improvements to real property located in Newton County, Indiana, and mechanics' liens recorded in Newton County, Indiana to secure a claim for payment for said improvements to real property.

Allegations Common to All Counts

11. Dilling is a plumbing, electrical and mechanical contracting firm that performs, among other things, providing and installing: piping and piping supports; electrical conduit and systems; HVAC ductwork and systems; and insulation.

12. Hamstra is a general contractor.

13. Upon information and belief, Owner is the owner of real property situated at or near 5093 East 700 North, Fair Oaks, Newton County, Indiana with the legal description shown on page 5 of **Exhibit 4** to this Complaint (the "Real Property").

14. Upon information and belief, Owner entered into a leasehold agreement with BION for the Real Property wherein BION constructed the Project with Owner's consent, knowledge and approval.

15. Upon information and belief, BION entered into an agreement with Hamstra for the construction of the Project at the Real Property (the "Project").

16. Dilling and Hamstra entered into two separate agreements related to Dilling's work at the Real Property.

17. On December 12, 2022 Dilling submitted proposal number 224675 (the "Proposal") to Hamstra in the amount of One Million Five Hundred Ninety-Nine Thousand Nine Hundred Ninety Dollars ($1,599,990.00) to provide and install certain piping, electrical and mechanical work at the Real Property as more fully described within the proposal which is attached hereto and incorporated herein as **Exhibit 1.**

18. On December 20, 2022, Hamstra accepted Dilling's Proposal by signing the Proposal and thus formed a subcontract between Dilling and Hamstra ("the Bion Ammonia Recovery Subcontract"). A copy of the Proposal signed by Hamstra is attached hereto and incorporated herein as **Exhibit 2.**

19. Hamstra subsequently issued purchase order 22-432-001 to Dilling in the full amount of the Proposal. A copy of the purchase order is attached hereto and incorporated herein as **Exhibit 3.**

20. Dilling then created an internal job number D228710 for purposes of tracking costs and billing for work performed pursuant to the Bion Ammonia Recovery Subcontract.

21. Dilling performed additional change order work at Hamstra's request under the Bion Ammonia Recovery Subcontract in the amount of Three Hundred Ninety-One Thousand Two Hundred Forty-Five Dollars ($391,245.00)

22. Subsequently, beginning on or before June 30, 2023, Dilling, at Hamstra's request performed work at the Real Property and for the Project not contemplated under the Proposal and

thus not included in the Bion Ammonia Recovery Subcontract including but not limited to additional electrical, mechanical, and plumbing work on a time and material basis ("Bion Ammonia Recovery T&M Subcontract").

23. In total, Dilling performed Three Hundred Ninety-Six Thousand Six Hundred Eighty-Seven Dollars and Twenty-One Cents ($396,687.21) of work under the Bion Ammonia Recovery T&M Subcontract at the Real Property and for the Project pursuant to Hamstra's request.

24. Dilling created a second, separate and distinct internal job number D231730 for purposes of tracking costs and billing for work performed pursuant to the Bion Ammonia Recovery T&M Subcontract.

25. To date, Hamstra has paid One Million Four Hundred Ninety-One Thousand, Two Hundred Thirty-Five Dollars ($1,491,235.00) to Dilling for work performed under the Bion Ammonia Recovery Subcontract leaving a balance due to Dilling of Five Hundred Thousand Dollars ($500,000.00).

26. Dilling completed all work required of it under the Bion Ammonia Recovery Subcontract.

27. To date, Hamstra has paid Two Hundred Fifty Thousand Eight Hundred Twenty-Two Dollars ($250,822.00) to Dilling for work performed under the Bion Ammonia Recovery T&M Subcontract leaving a balance due to Dilling of One Hundred Fifty-Three Thousand Nine Hundred Fifteen Dollars ($153,915.00).

28. Dilling completed all work requested of it by Hamstra as to the Bion Ammonia Recovery T&M Subcontract.

29. Hamstra has wrongfully failed and/or refused to fully compensate Dilling for the work performed pursuant to the Bion Ammonia Recovery Subcontract and the Bion Ammonia Recovery T&M Subcontract.

<u>Count I – Breach of Contract</u>
(Hamstra – Bion Ammonia Recovery Subcontract)

30. Paragraph 1 through 29 are incorporated herein as if fully set forth below.

31. The Bion Ammonia Recovery Subcontract is valid and enforceable.

32. Dilling performed all obligations owing under the Bion Ammonia Recovery Subcontract.

33. By failing to pay Dilling the remaining balance of Five Hundred Thousand Dollars ($500,000.00) owed to Dilling under the Bion Ammonia Recovery Subcontract, Hamstra has breached the Bion Ammonia Recovery Subcontract. Dilling has been damaged as a result of Hamstra's breach.

34. As a result of Hamstra's breach of the Bion Ammonia Recovery Subcontract, Dilling has incurred damages in the amount of $500,000.00.

<u>Count I – Breach of Contract</u>
(Hamstra – Bion Ammonia Recovery T&M Subcontract)

35. Paragraph 1 through 34 are incorporated herein as if fully set forth below.

36. The Bion Ammonia Recovery T&M Subcontract is valid and enforceable.

37. Dilling performed all obligations owing under the Bion Ammonia Recovery T&M Subcontract.

38. By failing to pay Dilling the remaining balance of One Hundred Fifty-Three Thousand Nine Hundred Fifteen Dollars ($153,915.00) owed to Dilling under the Bion Ammonia

Recovery Subcontract Hamstra has breached the Bion Ammonia Recovery T&M Subcontract. Dilling has been damaged as a result of Hamstra's breach.

39. As a result of Hamstra's breach of the Bion Ammonia Recovery T&M Subcontract, Dilling has incurred damages in the amount of $153,915.00.

Count III-Unjust Enrichment
(Hamstra, Owner and BION)

40. Paragraph 1 through 39 are incorporated herein as if fully set forth below.

41. Hamstra, Owner and BION have received a measurable benefit from the performance of Dilling's work including, but not limited to, payment of fees to Hamstra based on progress and completion of the construction of the Project, completion of a functioning ammonia recovery facility, and receipt and acceptance of Dilling's performance on the Project.

42. Dilling has demanded payment, but Hamstra, Owner and BION have refused to provide full payment for the work Dilling performed on the Project.

43. Retention of the aforementioned benefits by Hamstra Owner and BION without full and complete payment to Dilling would be unjust and improper in that, but not limited to, Dilling has not been fully compensated for its performance on the Project.

Count IV – Foreclosure of Hill's Mechanic's Lien
(Owner)

44. Paragraph 1 through 43 are incorporated herein as if fully set forth below.

45. Dilling performed valuable improvements under the Bion Ammonia Recovery Subcontract to the Real Property at the request of Hamstra and with the knowledge, consent and approval of Owner.

46. On March 22, 2024, and within ninety (90) days of its last services, labor, equipment, and/or materials furnished to the Project, Dilling secured its claim for payment by

recording its Sworn Statement and Notice of Intention to Hold Mechanic's Lien upon the Real Property in the Office of the County Recorder for Newton County, Indiana (the "Bion Ammonia Recovery Subcontract Lien"). The Bion Ammonia Recovery Subcontract Lien was recorded as Document Number: 20240652. The Bion Ammonia Recovery Subcontract Lien is attached hereto as **Exhibit 4.**

47. The Bion Ammonia Recovery Subcontract Lien secures Dilling's claim for payment of an amount due and owing of not less than Six Hundred Thousand Dollar ($600,000.00) plus interest and attorneys' fees for services, labor, equipment, and materials furnished by Dilling in connection with the completion of the Project and improvement of the Real Property.

48. To date, Dilling has not been fully compensated for its improvements to the Real Property, to wit: there remains an amount due and owing of not less than Five Hundred Thousand dollars ($500,000.00) plus interest and attorneys' fees for services, labor, equipment, and materials furnished by Dilling in connection with completion of the Project and improvements of the Real Property.

49. Dilling has retained an attorney on a fee-for-service basis to collect unpaid sums through recording of the Bion Ammonia Recovery Subcontract Lien and to foreclose upon the Bion Ammonia Recovery Subcontract Lien and Dilling is entitled to recover all of its attorneys' fees and expenses as provided in Indiana Code Section 32-28-3-14.

50. Owner is made a Defendant to this foreclosure action to answer for its interest in the Property, if any.

Count V – Foreclosure of Dilling's Mechanic's Lien
(Owner)

51. Paragraph 1 through 51 are incorporated herein as if fully set forth below.

52. Dilling performed valuable improvements under the Bion Ammonia Recovery T&M Subcontract to the Real Property at the request of Hamstra and with the knowledge, consent and approval of Owner.

53. On March 22, 2024, and within ninety (90) days of its last services, labor, equipment, and/or materials furnished to the Project, Dilling secured its claim for payment by recording its Sworn Statement and Notice of Intention to Hold Mechanic's Lien upon the Real Property in the Office of the County Recorder for Newton County, Indiana (the "Bion Ammonia Recovery T&M Subcontract Lien"). The Bion Ammonia Recovery T&M Subcontract Lien was recorded as Document Number: 20240653. The Bion Ammonia Recovery T&M Subcontract Lien is attached hereto as **Exhibit 5.**

54. The Bion Ammonia Recovery T&M Subcontract Lien secures Dilling's claim for payment of an amount due and owing of not less than One Hundred Fifty-Three Thousand Nine Hundred Fifteen Dollars and Fourteen Cents ($153,915.14) plus interest and attorneys' fees for services, labor, equipment, and materials furnished by Dilling in connection with the completion of the Project and improvements of the Real Property.

55. To date, Dilling has not been fully compensated for its improvements to the Real Property, to wit: there remains an amount due and owing of not less than One Hundred Fifty-Three Thousand Nine Hundred Fifteen Dollars and Fourteen Cents ($153,915.14) plus interest and attorneys' fees for services, labor, equipment, and materials furnished by Dilling in connection with completion of the Project and improvements of the Real Property.

56. Dilling has retained an attorney on a fee-for-service basis to collect unpaid sums through recording of the Bion Ammonia Recovery T&M Subcontract Lien and to foreclose upon

the Bion Ammonia Recovery T&M Subcontract Lien and Dilling is entitled to recover all of its attorneys' fees and expenses as provided in Indiana Code Section 32-28-3-14.

57. Owner is made a Defendant to this foreclosure action to answer for its interest in the Real Property, if any.

Count VI– Account Stated
(Hamstra)

58. Paragraph 1 through 57 are incorporated herein as if fully set forth below.

55. Hamstra received the invoices for Dilling's conforming provision of materials and labor for incorporation to the Real Property and/or Project from Dilling pursuant to the Bion Ammonia Recovery Subcontract.

56. Hamstra has not objected to the correctness of the invoices.

57. Dilling has provided the invoices and a statement of balance owed to it by Hamstra.

58. Hamstra's failure to object within a reasonable time constitutes an acknowledgment and recognition of the correctness of the invoices and account statement.

Count VII– Account Stated
(Hamstra)

59. Paragraph 1 through 58 are incorporated herein as if fully set forth below.

60. Hamstra received the invoices for Dilling's conforming provision of materials and labor for incorporation to the Real Property and/or Project from Dilling pursuant to the Bion Ammonia Recovery T&M Subcontract.

61. Hamstra has not objected to the correctness of the invoices.

62. Dilling has provided the invoices and a statement of balance owed to it by Hamstra.

63. Hamstra's failure to object within a reasonable time constitutes an acknowledgment and recognition of the correctness of the invoices and account statement.

WHEREFORE, Plaintiff requests the Court:

a) Enter judgment for Dilling Group, Inc., and against The Hamstra Group, Inc., for breach of contract in an amount to be proven at trial in this matter but reasonably believed to exceed $500,000.00;

b) Enter judgment for Dilling Group, Inc., and against The Hamstra Group, Inc., for breach of contract in an amount to be proven at trial in this matter but reasonably believed to exceed $153,915.14;

c) Enter judgment for Dilling Group, Inc., and against The Hamstra Group, Inc., Bion Environmental Technologies, Inc., and North Prairie Holdings, LLC., jointly and severally, for unjust enrichment in an amount to be proven at trial in this matter;

d) Declare the Bion Ammonia Recovery Subcontract Lien valid and enforceable;

e) Declare the Bion Ammonia Recovery T&M Subcontract Lien valid and enforceable;

f) Order the Bion Ammonia Recovery Subcontract Lien be foreclosed, and the Real Property sold at sheriff's sale without relief from valuation and appraisement laws with the proceeds payable to Dilling Group Inc., in satisfaction of the Bion Ammonia Recovery Subcontract Lien, and order the equity of redemption interests of North Prairie Holdings, LLC in the Real Property be foreclosed and barred;

g) Order the Bion Ammonia Recovery T&M Subcontract Lien be foreclosed, and the Real Property sold at sheriff's sale without relief from valuation and

appraisement laws with the proceeds payable to Dilling Group Inc., in satisfaction of the Bion Ammonia Recovery T&M Subcontract Lien, and order the equity of redemption interests of North Prairie Holdings, LLC in the Real Property be foreclosed and barred;

h) Enter judgment for Dilling Group, Inc., and against The Hamstra Group, Inc., for account stated in an amount to be proven at trial in this matter;

i) Award Dilling Group, Inc., limited pre-and post-judgment interest;

j) Award Dilling Group, Inc., attorneys' fees incurred;

k) Award Dilling Group, Inc., its costs accrued and to accrue; and

l) Award all other relief just and proper in this action.

Respectfully Submitted,

Much Shelist, PC

/s/ Sean M. Wagner
Sean M. Wagner, IN Bar No 30899-64
Much Shelist, PC
191 N. Wacker Dr, Suite 1800
Chicago, Illinois 60606
(312) 521-2403
swagner@muchlaw.com
Attorneys for Dilling Group, Inc.

Filed: 3/21/2025 12:10 PM
Clerk
Newton County, Indiana

EXHIBIT 1

DILLING GROUP

December 12, 2022

Brandon Hazlett
Hamstra Group
12028 County Rd 200 W
Wheatfield, IN 46392

Ref: BION – Ammonia Recovery Facility Fair Oaks, IN
DGI Proposal # 224675

We propose to furnish necessary material, labor, tools, and equipment required based on the following scope of work:

1. Furnish material, labor to install piping and owner provided equipment to comply with owner provided bid documents 20221014 – BION ARF – Issued for permits supplied by owner on 10/21/2022.
2. Furnish labor and material to performing pressure testing to comply with owner provided documents.
3. Furnish sufficient supports off existing structural for newly installed piping.
4. Furnish labor and material to fabricate and install pipe rack to comply with owner supplied documents.
5. Furnish labor and material to prime coat structural steel.
6. Furnish labor to install specialty items supplied by owner to comply with owner provided documents.
7. Furnish labor and material to install 2" thick fiberglass with Aluminum jacket on all piping and (1) poly tank with rough dimensions of 7' tall x 8' wide to comply with owner provided documents that shows insulation.
8. Furnish and Install Electrical branch circuits and conduit to the following to comply with owner provide bid documents 20221014- BION ARF – issued for permits supplied by owner on 10/21/2022
    a. Lighting package- drawing EL2.101
    b. Receptacles and Equipment- drawing EP2.101
    c. Grounding- drawing EP2.102
    d. Panels and Transformers- drawing E6.101
    e. VFD's & Motor Starters- drawing E6.101
9. Furnish and Install stands for disconnects, Motor starters and VFD's in field
10. Provide the following electrical documentation
    a. Short circuit study
    b. Coordination study
    c. Arc flash analysis
    d. Printable copy of pdf of arc flash labels
11. Furnish and install conduit and wiring from the new main control panel out to the following instruments:
    a. 1-Flowmeter
    b. 1-Flow transmitter
    c. 2-Level transmitters
    d. 2-Level elements
    e. 3-PIT's
    f. 3-TIT's
    g. 15-TW's
12. Furnish and install rectangular and spiral ductwork and fittings as per drawings M0.1, M0.2, M2.101, M3.1, M4.101, M4.102, M4.103, M4.104, M4.105, M5.201, M8.1, and M8.2.
    a. Duct hangers and supports
    b. Air Handling unit
    c. Condensing Unit
    d. Exhaust Fans 001 and 002
    e. System Damper Intake damper(s)
    f. System Exhaust Damper(s)
    g. Registers, Grilles, and Diffusers
    h. Radiant Heaters 001, 002, 003
    i. Gas Unit Heaters 004, and 005
    j. Louver 1 (Ammonia Recovery

k. Louver 2 (Control Room)
l. System Lineset
m. Filter drier
n. Expansion Valve
o. Natural Gas Piping for the unit heaters and radiant heaters (no gas meter is included or regulator)

13. Furnish and install 10 watt per foot heat trace on approximately 160' LF of cooling tower piping located outside of building as shown on D6.120-PID-Cooling Tower.
14. Furnish 3 guys for 10 working days to assembly owner provided Buflovak skid to comply with owner request.
15. Insulate Refrigerant pipe with flexible elastomeric insulation and Aluminum jacketing outdoors.
16. Insulate AC Cold Condensate pipe with flexible elastomeric insulation.
17. Insulate Indoor Concealed Supply Air Ductwork with flexible Fiberglass blanket insulation with FSK jacketing
18. Furnish and install (3) eye wash stations to comply with owner request.
19. Proposal is based on work being completed during normal working hours.

Please note the following clarifications to this proposal:

1. Our proposal is based on 40-hour work weeks.
2. Our proposal is based on the following allowances being included in this proposal per customer request:
   a. $15,000.00 – Qty 5 Pumps.
   b. $5,000.00 – Qty 1 Agitator.
   c. $22,500.00 – Qty 3 Poly Tanks.
   d. $30,000.00 – Interconnecting Piping for Buflovak Skid.
3. Our proposal is based upon having a $3,500.00 allowance for procuring and installing pipe labels.
4. Our proposal is based upon using crane to assembly skid per customer request.
5. Our proposal is based upon receiving engineered and fabrication designed drawings for structural when PO is received.
6. Our proposal is based upon roof being removed by others prior to crane arrival on site.
7. Our proposal is based upon all branch lines with no sizes were assumed to be ½".
8. Our proposal is based upon owner providing sufficient power within 50' of office and storage conex.
9. Our proposal is based upon providing labor and equipment to install all specialty items to comply with owner supplied list, procurement of items is not included due to lack of information.
10. All piping material takeoff was based off owner supplied (22) Isometrics roughly 2,200 LF of piping.
11. Our proposal is based upon all Carbons steel piping 6" and larger to be standard weight instead of Schedule 10 due to availability.
12. Our proposal is contingent upon mutually agreed upon Terms and Conditions. Dilling Group, Inc. will request that agreed upon clarifications and terms and conditions become part of any contract resulting from this proposal.
13. Material escalation due to tariffs, or any other circumstances not caused by Dilling Group and not currently imposed at the time of bidding, has not been included in our proposal. In the event of significant delay or price increase of material, equipment, or subcontracts occurring between the date of this proposal and the date of purchase by Dilling Group ("Contractor") through no fault of Contractor, the contract sum, contract schedule, and contract requirements shall be equitably adjusted. A change in price of material, equipment or subcontracts shall be considered significant when the price of an item increases between the date of this proposal and the date of purchase of the material, equipment, or subcontract for the project.
14. All conduit inside the building is figured as EMT with compression fittings
15. All conduit outside the building is figured as GRC
16. All wire to be copper THHN
17. Entire area figured as non-classified for electrical installation
18. Panel schedule shows FR-101, AG-101, CP101 and CIP-101. They are not shown on the one line and do not clarify if they need a starter or VFD. These have been included in our proposal based on the assumption of 5 HP VFD's for each motor and power wiring originating from new power panels in area.
19. Lighting package is quoted per the lighting schedule. Note: Lighting Rep did not feel the lights were correct due to the ammonia atmosphere and would rather go with alternates with glass instead of acrylic lenses.
20. Current lead times for the panel board and transformer are approximately 30 weeks. To assist with proposed schedule we can attempt to procure temporary or refurbished units. Availability of these units are not able to be confirmed until we enter a PO so confirmation of availability can not be confirmed at this time.

Please note the following exclusions to this proposal:

1. Holiday or Weekend pay.
2. Hardware for Buflovak skid.
3. Civil work of any kind.
4. Procurement of specialty items.
5. Instrument air.
6. Liquidated damages.
7. Laser alignment.
8. Bond Cost.
9. Procurement of specialty items.
10. Painting of any kind.
11. Radiograph or NDE.
12. Any work beyond what is stated above.
13. Concrete or grout.
14. Mechanical Installation package.
15. Material or specialty items not clearing identified.
16. System drain down or re-fill.
17. Procurement or fill of glycol.
18. Engineering.
19. Permits or Fees.
20. Procurement of equipment.
21. Handling or disposal of hazardous materials.
22. Utility Transformer.
23. Start up and commissioning of equipment.
24. Primary conduit and wire to feed Utility Transformer
25. Excavation or backfill

Total Cost for the above scope: One Million Five Hundred Ninety-Nine Thousand Nine Hundred Ninety ($1,599,990.00)

Due to the extremely volatile commodities market, any additional price increases incurred through no fault of Dilling Group prior to acceptance of a Purchase Order or Agreement shall be equitably adjusted in good faith.

We appreciate the opportunity to provide this proposal for your consideration. Should you have any questions or if we can be of any further assistance, please contact us at (574) 753-3182.

Sincerely,
DILLING GROUP, INC

Seth Minniear
sminniear@dillinggroup.com

EXHIBIT 2

DILLING GROUP

Accepted: 12/20/2022 *Brandon Hazlett*

December 12, 2022

Brandon Hazlett
Hamstra Group
12028 County Rd 200 W
Wheatfield, IN 46392

Ref: BION – Ammonia Recovery Facility Fair Oaks, IN
DGI Proposal # 224675

We propose to furnish necessary material, labor, tools, and equipment required based on the following scope of work:

1. Furnish material, labor to install piping and owner provided equipment to comply with owner provided bid documents 20221014 – BION ARF – Issued for permits supplied by owner on 10/21/2022.
2. Furnish labor and material to performing pressure testing to comply with owner provided documents.
3. Furnish sufficient supports off existing structural for newly installed piping.
4. Furnish labor and material to fabricate and install pipe rack to comply with owner supplied documents.
5. Furnish labor and material to prime coat structural steel.
6. Furnish labor to install specialty items supplied by owner to comply with owner provided documents.
7. Furnish labor and material to install 2" thick fiberglass with Aluminum jacket on all piping and (1) poly tank with rough dimensions of 7' tall x 8' wide to comply with owner provided documents that shows insulation.
8. Furnish and Install Electrical branch circuits and conduit to the following to comply with owner provide bid documents 20221014- BION ARF – issued for permits supplied by owner on 10/21/2022
   a. Lighting package- drawing EL2.101
   b. Receptacles and Equipment- drawing EP2.101
   c. Grounding- drawing EP2.102
   d. Panels and Transformers- drawing E6.101
   e. VFD's & Motor Starters- drawing E6.101
9. Furnish and Install stands for disconnects, Motor starters and VFD's in field
10. Provide the following electrical documentation
    a. Short circuit study
    b. Coordination study
    c. Arc flash analysis
    d. Printable copy of pdf of arc flash labels
11. Furnish and install conduit and wiring from the new main control panel out to the following instruments:
    a. 1-Flowmeter
    b. 1-Flow transmitter
    c. 2-Level transmitters
    d. 2-Level elements
    e. 3-PIT's
    f. 3-TIT's
    g. 15-TW's
12. Furnish and install rectangular and spiral ductwork and fittings as per drawings M0.1, M0.2, M2.101, M3.1, M4.101, M4.102, M4.103, M4.104, M4.105, M5.201, M8.1, and M8.2.
    a. Duct hangers and supports
    b. Air Handling unit
    c. Condensing Unit
    d. Exhaust Fans 001 and 002
    e. System Damper Intake damper(s)
    f. System Exhaust Damper(s)
    g. Registers, Grilles, and Diffusers
    h. Radiant Heaters 001, 002, 003
    i. Gas Unit Heaters 004, and 005
    j. Louver 1 (Ammonia Recovery

k. Louver 2 (Control Room)
l. System Lineset
m. Filter drier
n. Expansion Valve
o. Natural Gas Piping for the unit heaters and radiant heaters (no gas meter is included or regulator)

13. Furnish and install 10 watt per foot heat trace on approximately 160' LF of cooling tower piping located outside of building as shown on D6.120-PID-Cooling Tower.
14. Furnish 3 guys for 10 working days to assembly owner provided Buflovak skid to comply with owner request.
15. Insulate Refrigerant pipe with flexible elastomeric insulation and Aluminum jacketing outdoors.
16. Insulate AC Cold Condensate pipe with flexible elastomeric insulation.
17. Insulate Indoor Concealed Supply Air Ductwork with flexible Fiberglass blanket insulation with FSK jacketing
18. Furnish and install (3) eye wash stations to comply with owner request.
19. Proposal is based on work being completed during normal working hours.

Please note the following clarifications to this proposal:

1. Our proposal is based on 40-hour work weeks.
2. Our proposal is based on the following allowances being included in this proposal per customer request:
   a. $15,000.00 – Qty 5 Pumps.
   b. $5,000.00 – Qty 1 Agitator.
   c. $22,500.00 – Qty 3 Poly Tanks.
   d. $30,000.00 – Interconnecting Piping for Buflovak Skid.
3. Our proposal is based upon having a $3,500.00 allowance for procuring and installing pipe labels.
4. Our proposal is based upon using crane to assembly skid per customer request.
5. Our proposal is based upon receiving engineered and fabrication designed drawings for structural when PO is received.
6. Our proposal is based upon roof being removed by others prior to crane arrival on site.
7. Our proposal is based upon all branch lines with no sizes were assumed to be ½".
8. Our proposal is based upon owner providing sufficient power within 50' of office and storage conex.
9. Our proposal is based upon providing labor and equipment to install all specialty items to comply with owner supplied list, procurement of items is not included due to lack of information.
10. All piping material takeoff was based off owner supplied (22) Isometrics roughly 2,200 LF of piping.
11. Our proposal is based upon all Carbons steel piping 6" and larger to be standard weight instead of Schedule 10 due to availability.
12. Our proposal is contingent upon mutually agreed upon Terms and Conditions. Dilling Group, Inc. will request that agreed upon clarifications and terms and conditions become part of any contract resulting from this proposal.
13. Material escalation due to tariffs, or any other circumstances not caused by Dilling Group and not currently imposed at the time of bidding, has not been included in our proposal. In the event of significant delay or price increase of material, equipment, or subcontracts occurring between the date of this proposal and the date of purchase by Dilling Group ("Contractor") through no fault of Contractor, the contract sum, contract schedule, and contract requirements shall be equitably adjusted. A change in price of material, equipment or subcontracts shall be considered significant when the price of an item increases between the date of this proposal and the date of purchase of the material, equipment, or subcontract for the project.
14. All conduit inside the building is figured as EMT with compression fittings
15. All conduit outside the building is figured as GRC
16. All wire to be copper THHN
17. Entire area figured as non-classified for electrical installation
18. Panel schedule shows FR-101, AG-101, CP101 and CIP-101. They are not shown on the one line and do not clarify if they need a starter or VFD. These have been included in our proposal based on the assumption of 5 HP VFD's for each motor and power wiring originating from new power panels in area.
19. Lighting package is quoted per the lighting schedule. Note: Lighting Rep did not feel the lights were correct due to the ammonia atmosphere and would rather go with alternates with glass instead of acrylic lenses.
20. Current lead times for the panel board and transformer are approximately 30 weeks. To assist with proposed schedule we can attempt to procure temporary or refurbished units. Availability of these units are not able to be confirmed until we enter a PO so confirmation of availability can not be confirmed at this time.

DILLING GROUP

Please note the following exclusions to this proposal:

1. Holiday or Weekend pay.
2. Hardware for Buflovak skid.
3. Civil work of any kind.
4. Procurement of specialty items.
5. Instrument air.
6. Liquidated damages.
7. Laser alignment.
8. Bond Cost.
9. Procurement of specialty items.
10. Painting of any kind.
11. Radiograph or NDE.
12. Any work beyond what is stated above.
13. Concrete or grout.
14. Mechanical Installation package.
15. Material or specialty items not clearing identified.
16. System drain down or re-fill.
17. Procurement or fill of glycol.
18. Engineering.
19. Permits or Fees.
20. Procurement of equipment.
21. Handling or disposal of hazardous materials.
22. Utility Transformer.
23. Start up and commissioning of equipment.
24. Primary conduit and wire to feed Utility Transformer
25. Excavation or backfill

Total Cost for the above scope: One Million Five Hundred Ninety-Nine Thousand Nine Hundred Ninety ($1,599,990.00)

Due to the extremely volatile commodities market, any additional price increases incurred through no fault of Dilling Group prior to acceptance of a Purchase Order or Agreement shall be equitably adjusted in good faith.

We appreciate the opportunity to provide this proposal for your consideration. Should you have any questions or if we can be of any further assistance, please contact us at (574) 753-3182.

Sincerely,
DILLING GROUP, INC

Seth Minniear
sminniear@dillinggroup.com

3

EXHIBIT 3

The HAMSTRA Group, Inc.

HAMSTRA BUILDERS, INC.

12028 NORTH 200 WEST
WHEATFIELD, INDIANA 46392
219-956-3111 fax 219-956-3570

Purchase Order No. 22-432-001

PURCHASE ORDER

Vendor

Name	Dilling Group
Address	111 East Mildred Street
City	Logansport St IN ZIP 46947
Phone	574-753-3182

Ship To

Name	Bion Ammonia Recovery Facility
Address	5093 E 700 N
City	Fair Oaks ST IN ZIP 47943
Phone	219-956-3111

Qty	Units	Description	Unit Price	TOTAL
1	1	Furnish material and labor to perform work outlined in proposal attached See attached Proposal # 224675	$1,599,990.00	$1,599,990.00

SubTotal	$1,599,990.00
Shipping & Handling	
Taxes	$0.00
TOTAL	$1,599,990.00

Payment Details

- (●) Email invoices to invoice@hamstragroup.com
- ( )
- ( )
- ( ) Submit Invoices by the 10th of each month

If it ever becomes necessary to enforce this agreement through legal or equitable proceedings, Hamstra Builders Inc., will be entitled to recover interest on the sum due hereunder, along with its attorney's fees and court costs

Shipping Date

Approval

Date	12/27/2022
Order No	
Sales Rep	Seth Minniear
Ship Via	

Notes/Remarks

4

EXHIBIT 4

20240652 LEN $25.00
3/22/2024 10:14:34 AM 5 PGS
Janice M Wilson
Newton County Recorder IN
Recorded as Presented

SWORN STATEMENT AND NOTICE OF INTENTION TO HOLD MECHANIC'S LIEN

March 21, 2024

To Owner: North Prairie Holdings, LLC, a Michigan limited liability company
C/O Ag Business Solutions, LLC
588 3 Mile Rd NW Ste 203
Grand Rapids, MI 49544

Hamstra Group, Inc.
12028 N. 200 W
Wheatfield, IN 46392

BION Environmental Technologies, Inc
9 East Park CT
Old Bethpage, NY 11804

BION Environmental Technologies, Inc
Capitol Corporate Services Inc – Registered Agent
150 W Market St Ste 400
Indianapolis, IN 46204

You are hereby notified that the Dilling Group, Inc. ("Claimant"), whose principal address is 111 East Mildred Street, PO Box 47, Logansport, Indiana, 46947, intends to hold a Mechanic's Lien on the real estate and improvements thereon owned by North Prairie Holdings, LLC and described in Exhibit A attached hereto and more commonly known as 5093 East 700 North, Fair Oaks, IN 47943, Parcel 56-05-36-500-002.001-013 for the amount of Six Hundred Thousand Dollars ($600,000.00) (plus interest and attorney's fees as provided by law) for labor provided for the improvement of 5093 East 700 North, Fair Oaks, IN 47943, and all materials, work, and/or supervision related thereto provided by the Claimant pursuant to a time and materials contract with Hamstra Group, Inc. for improvement of the subject property within the last ninety (90) days.

The undersigned individual, vice President of Dilling Group, Inc., executing this instrument, having been duly sworn upon his oath under the penalties of perjury, hereby states that

Claimant intends to hold a Mechanic's Lien upon the fee simple interest of the above-described real estate and the described improvements, and that the facts and matters set forth in the foregoing statement are true and correct.

DILLING GROUP, INC.

By: ______________________
Jeff Secrist, Vice President

STATE OF INDIANA)
) SS:
COUNTY OF CASS)

Before me, a Notary Public in and for said County and State, personally appeared Jeff Secrist, Vice President of Dilling Group, Inc., who acknowledged the execution of the foregoing Sworn Statement and Notice of Intention to Hold Mechanic's Lien, and who, having been duly sworn under the penalties of perjury, stated that the facts and matters herein set forth are true and correct. Witness my hand and seal this 21st day of March 2024.

Signature: Jane Campbell
Jane Campbell
Residing in Cass County, Indiana
My Commission Expires September 8, 2026

JANE CAMPBELL
SEAL
NOTARY PUBLIC
Commission Number NP0714380
My Commission Expires Jul 8, 2026
CASS COUNTY
STATE OF INDIANA

This instrument was prepared by Raeanna L. Carrell, Frost Brown Todd LLP, 111 Monument Circle, STE 4500, P.O. Box 44961, Indianapolis, IN 46244-0961.

Return to Raeanna L. Carrell, Frost Brown Todd LLP, 111 Monument Circle, STE 4500, P.O. Box 44961, Indianapolis, IN 46244-0961.

I affirm, under the penalties of perjury, that I have taken reasonable care to redact each Social Security number in this document.

Raeanna L. Carrell

Raeanna L. Carrell

EXHIBIT A

Legal Description

For APN/Parcel ID(s): 56-05-36-500-002.001-013
THAT PART OF THE NORTHWEST QUARTER OF SECTION 36, TOWNSHIP 31 NORTH, RANGE 8 WEST OF THE SECOND PRINCIPAL MERIDIAN MORE PARTICULARLY DESCRIBED AS COMMENCING AT THE NORTHWEST CORNER OF SAID NORTHWEST QUARTER; THENCE NORTH 89 DEGREES 57 MINUTES 40 SECONDS EAST ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER 220.00 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER, NORTH 89 DEGREES 57 MINUTES 40 SECONDS EAST, 700.00 FEET; THENCE SOUTH 00 DEGREES 43 MINUTES 33 SECONDS EAST, 1280.00 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 40 SECONDS WEST, 700.00 FEET; THENCE NORTH 00 DEGREES 43 MINUTES 33 SECONDS WEST, 1280.00 FEET TO THE POINT OF BEGINNING, ALL IN NEWTON COUNTY, INDIANA.

5

EXHIBIT 5

20240653 LEN $25.00
3/22/2024 10:15:17 AM 4 PGS
Janice M Wilson
Newton County Recorder IN
Recorded as Presented

SWORN STATEMENT AND NOTICE OF INTENTION TO HOLD MECHANIC'S LIEN

March 21, 2024

To Owner: North Prairie Holdings, LLC, a Michigan limited liability company
C/O Ag Business Solutions, LLC
588 3 Mile Rd NW Ste 203
Grand Rapids, MI 49544

Hamstra Group, Inc.
12028 N. 200 W
Wheatfield, IN 46392

BION Environmental Technologies, Inc
9 East Park CT
Old Bethpage, NY 11804

BION Environmental Technologies, Inc
Capitol Corporate Services Inc – Registered Agent
150 W Market St Ste 400
Indianapolis, IN 46204

You are hereby notified that the Dilling Group, Inc. ("Claimant"), whose principal address is 111 East Mildred Street, PO Box 47, Logansport, Indiana, 46947, intends to hold a Mechanic's Lien on the real estate and improvements thereon owned by North Prairie Holdings, LLC and described in Exhibit A attached hereto and more commonly known as 5093 East 700 North, Fair Oaks, IN 47943, Parcel 56-05-36-500-002.001-013 for the amount of One Hundred Fifty Three Thousand Nine Hundred Fifteen Dollars and Fourteen Cents ($153,915.14) (plus interest and attorney's fees as provided by law) for labor provided for the improvement of 5093 East 700 North, Fair Oaks, IN 47943, and all materials, work, and/or supervision related thereto including but not limited to the provision and installation of miscellaneous piping, insulation, running of conduit and pulling wire for heat trace, providing plumbing for eye wash station, boiler drain installation, condensation pump installation and other miscellaneous work provided by the Claimant pursuant

to a time and materials contract with Hamstra Group, Inc. for improvement of the subject property within the last ninety (90) days.

The undersigned individual, vice President of Dilling Group, Inc., executing this instrument, having been duly sworn upon his oath under the penalties of perjury, hereby states that Claimant intends to hold a Mechanic's Lien upon the fee simple interest of the above-described real estate and the described improvements, and that the facts and matters set forth in the foregoing statement are true and correct.

DILLING GROUP, INC.

By: Jeff Secrist, V.P.
Jeff Secrist, Vice President

STATE OF INDIANA)
) SS:
COUNTY OF CASS)

Before me, a Notary Public in and for said County and State, personally appeared Jeff Secrist, Vice President of Dilling Group, Inc., who acknowledged the execution of the foregoing Sworn Statement and Notice of Intention to Hold Mechanic's Lien, and who, having been duly sworn under the penalties of perjury, stated that the facts and matters herein set forth are true and correct. Witness my hand and seal this 21st day of March 2024.

Signature: Jane Campbell
Jane Campbell
Residing in Cass County, Indiana
My Commission Expires September 8, 2026

JANE CAMPBELL SEAL NOTARY PUBLIC Commission Number NP0714380 My Commission Expires Jul 8, 2026 CASS COUNTY STATE OF INDIANA

This instrument was prepared by Raeanna L. Carrell, Frost Brown Todd LLP, 111 Monument Circle, STE 4500, P.O. Box 44961, Indianapolis, IN 46244-0961.

Return to Raeanna L. Carrell, Frost Brown Todd LLP, 111 Monument Circle, STE 4500, P.O. Box 44961, Indianapolis, IN 46244-0961.

I affirm, under the penalties of perjury, that I have taken reasonable care to redact each Social Security number in this document.

Raeanna L. Carrell

EXHIBIT A

Legal Description

For APN/Parcel ID(s): 56-05-36-500-002.001-013

THAT PART OF THE NORTHWEST QUARTER OF SECTION 36, TOWNSHIP 31 NORTH, RANGE 8 WEST OF THE SECOND PRINCIPAL MERIDIAN MORE PARTICULARLY DESCRIBED AS COMMENCING AT THE NORTHWEST CORNER OF SAID NORTHWEST QUARTER; THENCE NORTH 89 DEGREES 57 MINUTES 40 SECONDS EAST ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER 220.00 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER, NORTH 89 DEGREES 57 MINUTES 40 SECONDS EAST, 700.00 FEET; THENCE SOUTH 00 DEGREES 43 MINUTES 33 SECONDS EAST, 1280.00 FEET; THENCE SOUTH 89 DEGREES 57 MINUTES 40 SECONDS WEST, 700.00 FEET; THENCE NORTH 00 DEGREES 43 MINUTES 33 SECONDS WEST, 1280.00 FEET TO THE POINT OF BEGINNING, ALL IN NEWTON COUNTY, INDIANA.

CERTIFIED MAIL

9589 0710 5270 2143 1584 16

First C

Much Shelist, P.C.
Attorneys at Law
191 N. Wacker Drive
Suite 1800
Chicago, IL 60606.1631

Much

BION ENVIRONMENTAL TECHNOLOGIES, IN
c/o Capitol Corporate Services, Inc.
150 W Market St STE 400
Indianapolis, IN 46204